UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 03, 2026

ENTRAVISION COMMUNICATIONS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-15997	95-4783236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Estrella Way
Burbank, California		91504
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 310 447-3870

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	EVC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Entravision Communications Corporation (the "Company") entered into a purchase agreement with Sunset Boulevard Broadcasting Corporation (“Buyer”) on November 3, 2026, pursuant to which the Company will sell WFTT-TV, serving the Tampa-St. Petersburg, Florida market, for $30.0 million in cash. The transaction is structured as a sale of the membership interests of a Company subsidiary that holds the station. An affiliate of Buyer currently programs the station under a carriage agreement that will terminate at closing. The purchase agreement contains customary representations, warranties, covenants, indemnification provisions and termination rights. The transaction is subject to regulatory approval and other customary conditions, and is expected to close in the fourth quarter of 2026 or the first quarter of 2027

The foregoing description of the purchase agreement is a summary and is qualified in its entirety by reference to the purchase agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements regarding the expected timing and completion of the sale of WFTT-TV. These statements are based on current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including the failure to obtain required regulatory approvals or satisfy other closing conditions on the anticipated timeline or at all, the occurrence of any event that could give rise to termination of the purchase agreement, and the other risks described in the Company's Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. The Company undertakes no obligation to update these statements, except as required by law.

Item 2.02 Results of Operations and Financial Condition.

On November 5, 2026, the Company issued a press release announcing its results of operations for the three- and nine-month periods ended September 30, 2026. A copy of that press release is furnished herewith as Exhibit 99.1.

The information provided pursuant to Item 2.02 in this Current Report on Form 8-K, including the exhibit thereto, is being furnished under Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference into any future registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Membership Interest Purchase Agreement, dated as of November 3, 2026, between the Company and Sunset Boulevard Broadcasting Corporation
99.1	Press release issued by the Company on November 5, 2026 announcing its results of operations for the three-and nine-month periods ended September 30, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTRAVISION COMMUNICATIONS CORPORATION

Date:	November 5, 2026	By:	/s/ Michael J. Christenson
Michael J. Christenson Chief Executive Officer